                                                                     Exhibit 4.1

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

  Number                                     [DYNAMIC WEB LOGO]                                    SHARES
  DW 0324
                          INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY

COMMON STOCK                            DYNAMICWEB ENTERPRISES, INC.                             COMMON STOCK
                                                                                               CUSIP 268060 10 D
                                                                                     SEE REVERSE FOR CERTAIN DEFINITIONS
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THIS CERTIFIES that

                                   [SPECIMEN]

is the owner of


                              CERTIFICATE OF STOCK

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK $.0001 PAR VALUE OF

DYNAMICWEB ENTERPRISES, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and a facsimile of the seal of the Corporation to be hereunto affixed.


Dated:
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

/s/ Steve Vanichanos, Sr.                                               /s/ Steve Vanichanos, Jr.
------------------------------------               [SEAL]               --------------------------------
    Steve Vanichanos, Sr.                                                   Steve Vanichanos, Jr.
    Secretary/Treasurer                                                     President and Chief Executive Officer





                                                                        Countersigned and Registered
                                                                                 AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                                              (New York, N.Y.)


                                                                        By /s/ ??????????????????
                                                                           ---------------------------------
                                                                               ?????????????????
                                                                                              Transfer Agent
                                                                                               and Registrar


                                                                                        Authorized Signature
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

                          DYNAMICWEB ENTERPRISES, INC.

     The corporation will furnish to any shareholder, upon request and without charge, a full statement of the authority of the board to divide the shares into classes or series and to determine and change the relative rights, preferences and limitations of any class or series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN - as joint tenants with right of survivorship and not as tenants in common


     UNIF GIFT MIN ACT -               Custodian
                         -------------           --------------
                            (Cust)                  (Minor)

                         under Uniform Gifts to Minors
                         Act
                             ----------------------------------
                                          (State)

    Additional abbreviations may also be used though not in the above list.


     For value received,                   hereby sell, assign and transfer unto
                        -------------------

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please print or typewrite name and address including postal zip code or assignee

--------------------------------------------------------------------------------

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------------------------------------------------------------------------- Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated:
      ---------------------------------------


                                           -------------------------------------

Signature(s) Guaranteed:


--------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNITS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ao-15.

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatever.